FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934






                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



  NEW JERSEY                         0-7405                      22-1937826
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(State of Incorporation)     (Commission File No.)           (IRS
                                                             Employer
                                                             Identification No.)


        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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        Registrant's telephone number. Including area code (856) 428 7952
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                 (Former Address, if changed, since last report)



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





Item 5. Other Materially Important Events: This disclosure is intended to satisfy: SEC Section 6, Regulation FD, Section 6.01 Regulation FD Disclosure and
Section 7 and 7.0 including all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G, additionally posted on Registrants internet web site "wwwMedisciencetech.com" see Exhibits "A,B,C" below and Press Release Exhibit "D"

On March 13,2003, By unanimous Board of Directors approval Registrant appointed Michael W. Engelhart as President and Chief Operating Officer effective April 23,2003 (employment contract attached hereto as "Exhibit A.,B,C")

On March 13, 2003 effective April 26, 2003 Mr. Sidney Braginsky, former President COO and the Registrant agreed to the total and immediate nullification and termination of his July 9, 2001 agreement with Mediscience Technology Corp. together with all its terms and conditions, including any claim for accruals in salary and/or expenses effective retroactively as of July 9, 2001.
Mr. Sidney Braginsky will continue as an active Board member, his compensation to be the same as all other BOD members. Additionally he will provide compensated consulting services to the Board and President COO Michael Engelhart as needed. See "Exhibit E"


                         Employment contract Exhibit "A"
                         -------------------------------


            Michael W. Engelhart /President/ Chief Operating Officer

                              EMPLOYMENT AGREEMENT

This Agreement dated April 23, 2003 by and between Mediscience Technology Corp., a New Jersey corporation ("MDSC"), 1235 Folkstone Way, Cherry Hill, New Jersey 08034, and Michael W. Engelhart (ME) ("Employee) residing at 161 North Franklin Turnpike, Suite 204, Ramsey, NJ 07446 W I T N E S S E T H: For and in consideration of the covenants and undertakings set forth below, the parties hereto hereby agree as follows:

     1. MDSC agrees to employ Employee, and Employee accepts such employment, as President and Chief Operating Officer of MDSC on the terms and
             ---------------------------------------------
          conditions and during the Term hereinafter set forth.
     2. The initial term of Employee's employment hereunder shall commence on April 1st, 2003 or such other date as shall be mutually acceptable to Employee and the Board of Directors (the "Board") of MDSC (the "Commencement Date") and shall end on the third anniversary of the Commencement Date April 23, 2006, said initial term to be automatically extended by additional one-year renewal terms unless either MDSC or Employee shall notify the other in writing, at least 30 days prior to the end of the then current term, of intent to terminate this Agreement as of the end of the then current term. In addition, this Agreement is terminable prior to the expiration of its term as above provided in this Section 2, as follows: (a) by MDSC for Cause (as such term is hereafter defined in Section 13 and 5 (i), (ii), (iii), (iv), (v) below), and (b) upon the death or "permanent and total disability" (as such term is defined in section 22(e)(3) of the Code) of Employee. The term of this Agreement is herein referred to as the "Term".


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

     3. As President and Chief Operating Officer of MDSC, Employee shall, subject to the control of the Chairman CEO and Board, have general charge of the business and affairs of MDSC including any and all subsidiary companies (e.g. LLC's) and shall have the direction of all other officers, agents, consultants, employees of MDSC (except the Chairman of the Board and Treasurer, who shall report directly to the Board). Employee may assign such duties to the other officers of MDSC, as he deems appropriate. As President and Chief Operating Officer, Employee shall, when present, preside at all meetings of the shareholders of MDSC and shall also preside at all meetings of the Board at which the Chairman of the Board is not present. Employee shall be ex- officio a member of all committees of the Board. At the sole discretion of the Chairman/CEO. (Employee may be present and participate in any meeting of the Board, or any committee or subcommittee thereof, where a transaction or proposed transaction involving Employee or any other entity in which Employee has an interest is discussed, evaluated, considered, or voted upon. Notwithstanding the proceeding, however, Employee shall not cast a vote in his capacity as officer or director of MDSC with respect to any transaction involving Employee or any other entity in which Employee has any interest, direct or indirect. eg THMGroup
     4. The Company and "THMLLC group have prepared a comprehensive executive summary/ business plan for the transition of MDSC from a development stage to a profitable commercial company (the "Business Plan"). The Business Plan has been reviewed and approved by the Board. Michael Engelhart shall use his best efforts to cause MDSC to meet the goals and objectives of the Business Plan.
     5. In consideration of Employee's services pursuant to this Agreement, during the Term MDSC shall pay Employee an annual base salary of $ 120,000 (one hundred and twenty thousand dollars), payable monthly in arrears (with the agreed exception of a $1,000.00 per month stipend). Annual base salary and Employee's exercise of each of the three option rights (600,000-600,000-600,000) representing Employee's contract warrant to purchase a total of 1,800,000 MDSC common shares shall be subject to annual review. The Chairman/CEO reserves the exclusive right to implement/call for interim Board of Director Review based on the on-going performance, financial capability of MDSC, and MDSC's ability to timely satisfy any of the five critical milestones (each, a "Critical Milestone") described in the Business Plan (i.e. the completion on budget of;
          (i) Preclinical toxicity studies within reasonable time of the initial funding contemplated by the Business Plan (the "Initial Funding Date"),
          (ii) Device development and preclinical validation within a reasonable time period of the Initial Funding Date
          (iii)Phase I and II clinical trials within reasonable time of the Initial Funding Date,
          (iv) Phase 111 clinical trials and PMA submission to the FDA.
          (v)  PMA approval within reasonable time of the Initial Funding Date.

          In addition, based on the on- going COO performance, financial
                                                               ---------
          capability of DSC and timely satisfaction on budget of each Critical
          --------------------------------------------------------------------
          Milestone MDSC board of directors may authorize Employee a cash bonus
          ---------
          per year for the timely achievement on any Critical Milestone either in cash or MDSC common stock at the election of (ME). In the event that the Term shall be ended by the death or the permanent and total disability of Employee, base salary and bonuses shall continue to be paid during the one-year period following the end of the Term.
     6. Employee acknowledges that MDSC does not now have any group life, disability or medical insurance, or cash bonus, deferred compensation, pension, retirement or other employee benefit plan of any kind or any liability insurance or director and officer insurance. Employee agrees that MDSC shall not be required to institute any of such plans or insurance until and unless its financial resources permit and then only to the extent contemplated by the Business Plan except that MDSC
                                                                           ----
          shall obtain Directors and Officers Liability Insurance at the
          --------------------------------------------------------------
          earliest practical time consistent with MDSC's financial ability to
          -----------------------
          obtain same. Once instituted in accordance with the Business Plan, Employee shall be entitled to participate in all such plans and to be covered by all such insurance. Employee shall not be entitled to reimbursement for the cost of any insurance Employee obtains or maintains or for the cost or loss of opportunity to contribute to any pension or retirement plan, but shall be entitled to a car allowance and other fringe benefits up to a maximum of $12,000 per year during the Term (in addition to all fringe benefits required by law to be provided to Employee). During the Term, Employee shall be entitled to:
          (i)Vacation time each year in accordance with MDSC's standard employee policy in respect thereof from time to time in effect in addition to the holidays normally observed by MDSC; and (ii)Prompt reimbursement for reasonable out-of-pocket business expenses incurred by Employee in accordance with MDSC's standard employee reimbursement policy from time to time in effect.
     7. To the maximum extent permitted by applicable law, MDSC shall indemnify Employee, and hold Employee harmless from and against, any loss, damage or claim to which Employee may become subject as the direct result of any of his acts or omissions as the President and Chief Operating Officer of MDSC, (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by Employee in connection therewith and such indemnification shall continue after has ceased to be a director, trustee, officer, employee or agent.. MDSC shall provide at its own expense legal counsel to defend Employee in connection therewith. Such counsel shall be MDSC's counsel unless MDSC's counsel shall have a conflict of interest, in which case Employee may select counsel of his choice and MDSC shall promptly reimburse Employee for the reasonable fees and expenses of such counsel.
          The right to indemnification conferred in this Paragraph 7 shall be a contract right and shall include the right to be paid by MDSC the expenses (including attorneys' fees) incurred by Employee in defending any such legal proceeding in advance of its final disposition. Employee understands, as his additional contract obligation and as a MTC contract right that it will be an irreparable material breach of his employment agreement should

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

          employee not fully cooperate, individually or through counsel in any legal action whatsoever where any loss, damage or claim asserted is claimed to be the direct or indirect result of any of his acts or omissions as the President and Chief Operating Officer of MDSC. Employee herein acknowledgeshis contractual obligation for his unqualified cooperation so as to enable Mediscience to mitigate, defend, settle, and otherwise resolve any matter in the best interest of the Company's shareholders, investors and management.
     8. During the Term, Employee shall devote his time and energies to the business of MDSC. Notwithstanding the foregoing and provided that such activities do not materially impair the performance by Employee of his duties under this Agreement as President and Chief Operating Officer of MDSC, Employee shall not be prohibited from:
               (i)  Engaging in charitable and civic activities,
               (ii) Discharging those obligations which Employee is subject to on the date of this Agreement as summarized on his Annex I hereto
               (iii)Continuing to participate in those businesses/boards listed on Annex 1 hereto (
               (iv) Retaining for his personal benefits all fees, honoraria and profits from the activities permitted by clauses (i), (ii) and (iii) of this sentence.
     9. The Board has adopted an incentive stock option plan (the " 1999 Plan") complying with section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and will recommend the 1999 Plan to MDSC's shareholders for their approval at the next annual meeting of shareholders of MDSC which will take place within a reasonable time, subject to financial resource ability, after the date of the Board's adoption of the 1999 Plan. The 1999 Plan permits holders of options granted there-under to pay the exercise price due upon their exercise of such options either with cash or shares of MDSC Common Stock valued at the fair market value of such shares at the time of such exercise. The 1999 Plan will provide for the maximum periods permitted by the Code during which the Option can be exercised following the death, permanent and total disability or termination of employment.
     10. On the date of this Agreement, MDSC will for $100.00 dollars grant to Employee an incentive stock option / Warrant pursuant to the 1999 Plan (the "Option") to purchase a total of 2,000,000 shares of MDSC common stock:

          (i) 1,800,000 shares of MDSC common stock at the option price of $1.00 per share
          (ii) 200,00 shares of MDSC common stock at the option price of $.025 cents per share
          (i) (ME) shall have the unqualified right to assign NO MORE than 50% (fifty percent) his warrant rights subject to all contract terms
                                                  -----------------------------
               and restrictions contained in this agreement and contained in the
               -----------------------------------------------------------------
               language of the warrant or warrants. See controlling paragraph 11
               -----------------------------------------------------------------
          This option shall be effected as to any and all adjustment in the event of any funding, stock splits, reverse stock splits, warrants, etc, excepting however contract rights, agreements anti-dilution rights, etc (reflected in corporate SEC filings) in Peter Katevatis Esq. and Dr. Robert Alfano founders.
          The option of 1,800,000 shares will be exercisable subject to the
                                                             --------------
          following conditions precedent for each proposed exercise:
          ----------------------------------------------------------
          a) To the extent of 600,000 shares from and after the later of: (i) the date on which MDSC and /or any wholly owned subsidiary company shall have received at least $5.0 (five) million in equity investments based upon the Business Plan This provision can not under any circumstances or reason be independently waived by Board of Directors action. Chairman/CEO at his sole discretion and authority can introduce a motion for total or partial waiver to the Board of Directors based on the on- going COO performance, financial capability of MDSC and timely satisfaction on budget of each Critical Milestone.
     (b) To the extent of an additional 600,000 shares from and after the later of (ii) the date on which MDSC shall have received a total of at least $ 10
     (ten) million. In equity investments based upon the Business Plan. This provision cannot under any circumstances or reason be independently waived by Board of Directors action. Chairman/CEO at his sole discretion and authority can introduce a motion for total or partial waiver to the Board of Directors based on the on- going COO performance, financial capability of MDSC and timely satisfaction on budget of each Critical Milestone
     c) To the extent of an additional 600,000 shares from and after (iii) the date on which MDSC shall have received at least $ 15 (fifteen) million in equity investments based upon the Business Plan. This provision cannot under any circumstances or reason be independently waived by Board of Directors action. Chairman/CEO at his sole discretion and authority may introduce a motion for total or partial waiver to the Board of Directors based on the on- going COO performance, financial capability of MDSC and timely satisfaction on budget of each Critical Milestone Notwithstanding the foregoing provisions of this Section 10, the total Option will be fully exercisable in the event of a "change in control" brought about through the direct and material efforts of employee President COO Michael Engelhart and directly resulting from the sale, transfer or disposition of all or substantially all of the assets of MDSC for approved value, a merger for approved value involving MDSC in which a majority of the Board of Directors of the surviving entity is not composed of members of the Board of MDSC as of the day preceding the effective date of the merger, or the leveraged buyout of MDSC for approved value (a "Change in Control").
     The Option, in total or remaining, will expire on the fifteenth anniversary of the date of this Agreement.
     11. The Warrant and the Option will bear a legend to the effect that the Warrant or Option, as the case may be, and the shares of Common Stock of MDSC to be issued upon exercise thereof (respectively, the "Option Shares" and the "Warrant Shares") have not been registered under the Securities Act of 1933 (the "Act") or the Blue Sky laws of any jurisdiction (the "Blue Sky Laws"), that the Warrant and the Option have been, and if issued the Warrant Shares and the Option Shares will be, acquired by Employee for investment, pursuant to the terms of this employment agreement incorporated herein as part of the warrant and that neither the Warrant nor the Option
                                            ----------------------------------
     nor the Warrant Shares nor the Option Shares may be sold, transferred,
     ----------------------------------------------------------------------
     pledged or hypothecated in the absence of an effective registration
     -------------------------------------------------------------------
     statement for the Warrant and/or the Warrant Shares or the Option and/or
     ------------------------------------------------------------------------
     the Option Shares, as the case may be, under the Act and the Blue Sky Laws
     --------------------------------------------------------------------------
     or an opinion of counsel to MDSC that registration is not required under
     ------------------------------------------------------------------------
     the Act or the Blue Sky Laws. There are two types of options available,
     ----------------------------
     qualified and nonqualified. At this time, the company does not know if the above options when exercised in the future will be taxable. Therefore:
     (i)It is understood and agreed to by the parties to this agreement that any options exercised in the future by any officer or director are determined and agreed by the parties herein as taxable, unless the Company prior to the exercise of the warrant shall receives an IRS opinion to the contrary. The Company will discuss with the IRS and appropriate Department of Taxation and Finance to establish the amount of any liability.
     (ii)The selling individuals will be responsible and pay any and all such tax. The selling warrant. /option holder will provide affidavit certification thereof from his selling broker that the selling brokerage firm has paid and forwarded all appropriate tax payments as a condition precedent to any cash or share distribution to the selling warrant/option holder.
     (iii)Companies are required by law to withhold taxes where they are due this tax payment obligation is by agreement incorporated as a material term of the issuing warrant/option and is intended to establish Mediscience as a third party contract beneficiary to the broker/client share sale agreement thus assuring the tax payment and avoiding any and all tax liability. in the Company or its Board of Directors.
     (iv)The rules of limited liability protect directors of a company from most corporate mismanagement. They do not, however, apply to failure to pay taxes.
     12. In the event that Employee voluntarily terminates his employment or Employee's employment is terminated by MDSC for Cause, Employee shall be
                                                            -----------------
     entitled to receive compensation and benefits earned by him and/or accruing
     ---------------------------------------------------------------------------
     to him prior to the date of such termination, prorated up to and including
     --------------------------------------------------------------------------
     such date. In the event that Employee's employment is terminated by MDSC
     ---------
     without Cause or in connection with a Change in Control, Employee shall be entitled to receive compensation and benefits earned by him and/or accruing to him prior to the date of such termination, prorated up to and including the first anniversary of such date or, if longer, until the scheduled expiration date of the Term. For purposes of this Agreement, "Cause" means any of the following: (i) any act or acts of Employee constituting a felony (or its equivalent) under the laws of the United States, any state thereof or any foreign jurisdiction; or (ii) any material breach by Employee of this Agreement or the policies of MDSC or any of its subsidiaries or the willful and persistent (after written notice to Employee) failure or refusal of Employee to perform his duties of employment or comply in any material respect with any lawful directives of the Board and/or Chairman CEO; or (iii) a course of conduct by Employee amounting to gross neglect, willful misconduct or dishonesty; or (iv) any misappropriation of material property (whether real, personal, tangible or intangible) of MDSC by Employee; or (v) any misappropriation of a corporate or business opportunity of MDSC or any of its subsidiaries by Employee. Anything to the contrary herein notwithstanding, " "Cause" shall include Employee's failure
                                         ---------------------------------------
     or inability to materially meet or cause MDSC to materially meet the
     --------------------------------------------------------------------
     particular performance goals or targets set out in Paragraph 5 (i), (ii),
     ------------------------------------------------------------------------
     (iii), (iv), (v).
     -----------------
     13. During Employee's employment by MDSC and during any time thereafter while Employee remains a member of the Board or a consultant to MDSC, he will develop and be exposed to confidential information and trade secrets of MDSC as well as similar information which MDSC has received from others (e.g. Sarnoff Corporation, Drexel University, Hahanemann and CUNY) and considers to be confidential. Employee understands that the maintenance of the proprietary character of such information is vital to MDSC. Accordingly, at any time during Employee's employment and at all times thereafter, he will not disclose to others any such confidential information or trade secrets. The provisions of this Section 14 shall not apply after the proprietary information has been: (i) voluntarily disclosed to the public by MDSC; or (ii) independently developed and disclosed by others; or (iii) otherwise enters the public domain through lawful means.




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

     14. For an 18-month period following the termination of his employment under the terms of Section 2 above, Employee shall not for his account or in any other capacity (including as an officer, member, employee, consultant, partner, representative, sole proprietor or advisor of another) participate in any entity (or affiliate or connect with, or render service to, or furnish assistance or advice to, any person, corporation, firm or other organization), which, in competition with MDSC, (a) renders medical services or engages in research, development, marketing and/or manufacture of medical devices or equipment or (b) utilizes optical spectroscopy methods and instrumentation to: (i) differentiate dysplastic or malignant from nonmalignant tissue and cellular smears; (ii) determine the efficacy of vitamins and/or and other chemicals in reversing pre-cancerous conditions; (iii) differentiate between sterile and non-sterile environments; (iv) differentiate between residue and non-residue environments; (v) create images in turbid media using time and space gated technology for optical mammography and tomography; or (vi) determine healing from sores, wounds and burns. Without limiting MDSC's other remedies, in the event of Employee's actual or threatened breach of this
     Section 15, MDSC shall be entitled to injunctive relief to enforce it.
     15. This Agreement shall inure to and be binding on the successors and assigns of MDSC. This Agreement contemplates personal services and shall not be assignable by Employee.
     16. This Agreement supersedes in its entirety all other agreements and understandings, both written and oral, regarding Employee's employment with MDSC.
     17. Unless otherwise hereinafter designated by either party, any notices or written communications under this Agreement shall be faxed and confirmed by certified mail to the parties herein.
     18. This Agreement, the Option and the Warrant contain the entire understanding and agreement between the parties with respect to the subject matter hereof and thereof. The invalidity and/or failure to materially perform by Employee (ME) of his contract obligations under paragraph 5 (i),
     (ii), (iii), (iv), (v) will render this agreement null and void in full or in part modified to the extent of Employees proportional failure to perform. Otherwise the invalidity of any other provision of this Agreement shall not impair the validity of any remaining provision. All parties to this agreement shall use diligence and good faith effort to satisfy any and all time requirements e.g. FDA applicable law etc. In this respect time is not of the essence to this agreement, performance is (see Paragraph 5). Any representations, promises or conditions in connection therewith not incorporated herein, in the Option or in the Warrant shall not be binding upon either party. No modification, waiver or agreement of termination of this Agreement shall be binding upon either party unless made in writing and signed for or on behalf of such party.
     19. This Agreement shall be construed in accordance with the laws of the State of New Jersey and MDSC and Employee hereby agree to submit any and all disputes to binding arbitration before a single independent knowledgeable and industry qualified arbitrator in New Jersey with the American Arbitration Association, and pursuant to the American Arbitration Association's then-applicable rules and procedures.
     IN WITNESS WHEREOF, the parties intending to be legally bound have executed this Agreement on and as of the date first above written. MEDISCIENCE TECHNOLOGY CORP. April 23,2003
     By: Peter Katevatis Esq. Chairman of the Board / Chief Executive Officer
         SS: PK
     By: Michael W. Engelhart April 17, 2003

         SS: ME

     I, Peter Katevatis Esq. Chairman/CEO herein acknowledge the receipt of $100.00 from Michael W. Engelhart in satisfaction of his right to purchase Mediscience Technology Warrant more properly described in paragraphs. 10. And 11 of this agreement "On the date of this Agreement, MDSC will for $100.00 dollars grant to Employee an incentive stock option / Warrant pursuant to the 1999 Plan (the "Option") to purchase a total of 2,000,000 shares of MDSC common stock:" under the terms and conditions contained herein.
     SS: By: PK Chairman/CEO April 23, 2003 Authorized by BOD minutes
     March 13,2003

                          CONTRACT WARRANT TO PURCHASE
               COMMON STOCK OF MEDISCIENCE TECHNOLOGY CORP. (MTC)

                        DATE: April 23, 2003 Exhibit "B"
                                             ----------

     The agreement dated April 23, 2003 between Michael W. Engelhart (ME) and Mediscience Technology Corp. (MDSC) establishing his employment as President, Chief Operating Officer is incorporated, controlling herein, attached and made a part hereof as "Exhibit A" (MDSC) herein grants a qualified three (3) year warrant in (ME) to purchase a total of 200,000 Mediscience Common shares restricted and leg ended SEC rule 144 at $.025 cents All shares to be issued by Mediscience Technology Corp. a corporation organized and existing under the laws of the State of New Jersey
     Term of this Contract warrant: April 23, 2003 to April 23, 2006, It is understood that this time period may be extended by future written Board of Director action to be incorporated and a part hereof as an attachment. This warrant shall NOT be effected as to any and all adjustment in the event of any funding, stock splits, reverse stock splits, warrants, etc, including all contract rights, agreements anti-dilution rights, etc (reflected in corporate SEC filings and (MTC) employment agreements) in Peter Katevatis Esq. and Dr. Robert Alfano founders.
     This warrant bears a legend to the effect that the warrant, and any shares of Common Stock of MDSC to be issued upon proper exercise thereof (respectively, the "Option Shares") have not been registered under the Securities Act of 1933 (the "Act") or the Blue Sky laws of any jurisdiction (the "Blue Sky Laws"), and if issued the Option Shares will be, acquired by Employee for investment, pursuant to the terms of this employment agreement incorporated herein (Exhibit A). Further that neither the warrant nor the
                                                   ---------------------------
     Option Shares may be sold, transferred, pledged or hypothecated in the
     ----------------------------------------------------------------------

     absence of an effective registration statement for the warrant and/or the
     -------------------------------------------------------------------------

     Option Shares, as the case may be, under the Act and the Blue Sky Laws or
     -------------------------------------------------------------------------

     an opinion of counsel to MDSC that registration is not required under the
     -------------------------------------------------------------------------

     Act or the Blue Sky Laws, except to the extent allowable by law. This
     ---------------------------------------------------------------------

     warrant Board Approved: March 13, 2003 NYC Minutes of Meeting incorporated
     --------------------------------------------------------------------------

     by reference Issuer: Mediscience Technology Corporation Cherry Hill New
     -----------------------------------------------------------------------

     Jersey
     ------
     1. Exercise, issuance of certificates: Payment for Shares: ---The rights represented by this warrant when properly exercised in whole or in part by (ME) will be effected by tender of this warrant in whole or in part at the principle office of (MTC) 1235 Folkstone Way Cherry Hill
                                                ------------------------------
          NJ 08034, with payment to (MTC) by certified check for the purchase
          -------------------------------------------------------------------
          price for such shares. All shares shall be issued to (ME) per his
          ---------------------

          written instructions as
     designated record owner as of the close of business when Warrant and payment has been received by (MTC).The selling individual (ME) will be solely responsible for and pay any and all Federal/State taxes. The selling warrant holder (ME) must provide affidavit certification thereof that he has paid and is solely responsible for all appropriate tax payments. as a condition precedent to any issuance of the shares.

     2. Shares to be fully paid; Reservation of Shares: --- (MTC) covenants and agrees: a. That during the Warrant exercise period, (MTC) will take all such action as may be necessary to assure that the Common Stock assumable upon the exercise hereof may be so issued without violation of any applicable law. b. That during the Warrant exercise period, (MTC) will at all times use its best efforts to have authorized, and reserved for the purpose of issue or transfer upon exercise of (ME) warrant rights, a sufficient number of shares of Common Stock to provide for the rights represented by this Warrant
     3. Mediscience Technology (MTC) certifies that this three year warrant is issued to Michael W. Engelhart residing at 161 North Franklin Turnpike, Suite 204, Ramsey, NJ 07446 as part of the consideration exchanged in the execution of his employment agreement as President Chief Operating Officer of (MDSC) dated April 23, 2003 (see MTC/ ME Exhibit A contract terms). IN WITNESS WHEREOF, (MTC) by authority of its Board of Directors March 13, 2003 has caused this warrant to be signed by its duly authorized officer as of April 23, 2003

     MEDISCIENCE TECHNOLOGY CORP.
     By, _ss signature 4-23-03____________________________
             Peter Katevatis, Chairman of The Board


                          CONTRACT WARRANT TO PURCHASE
                COMMON STOCK OF MEDISCIENCE TECHNOLOGY CORP. (MT
                        DATE: April 23, 2003 Exhibit "C"
                                             ----------

     The agreement dated April 23, 2003 between Michael W. Engelhart (ME) and Mediscience Technology Corp. (MDSC) establishing his employment as President, Chief Operating Officer is incorporated, controlling herein, attached and made a part hereof as "Exhibit A" (MDSC) herein grants a qualified three (3) year warrant in (ME) to purchase a total of 1,800,000 Mediscience Common shares restricted and leg ended SEC rule 144 at $1.00 per share in three milestone contract stages of 600,000-600,000-600,000 shares. All shares to be issued by Mediscience Technology Corp. a corporation organized and existing under the laws of the State of New Jersey
     Term of this Contract warrant: April 23, 2003 to April 23, 2006, It is understood that this time period may be extended by future written Board of Director action to be incorporated and a part hereof as an attachment.
     This warrant shall be effected as to any and all adjustment in the event of any funding, stock splits, reverse stock splits, warrants, etc, excepting however all contract rights, agreements anti-dilution rights, etc (reflected in corporate SEC filings and (MTC) employment agreements) in Peter Katevatis Esq. and Dr. Robert Alfano founders.
     This warrant bears a legend to the effect that the warrant, and any shares of Common Stock of MDSC to be issued upon proper exercise thereof (respectively, the "Option Shares") have not been registered under the Securities Act of 1933 (the "Act") or the Blue Sky laws of any jurisdiction (the "Blue Sky Laws"), and if issued the Option Shares will be, acquired by Employee for investment, pursuant to the terms of this employment agreement incorporated herein (Exhibit A). Further that neither the warrant nor the Option Shares may be sold, transferred,
          ------------------------------------------------------------------
     pledged or hypothecated in the absence of an effective registration
     -------------------------------------------------------------------

     statement for the warrant and/or the Option Shares, as the case may be,
     -----------------------------------------------------------------------

     under the Act and the Blue Sky Laws or an opinion of counsel to MDSC that
     -------------------------------------------------------------------------

     registration is not required under the Act or the Blue Sky Laws, except to
     --------------------------------------------------------------------------

     the extent allowable by law. This warrant Board Approved: March 13, 2003
     ------------------------------------------------------------------------

     NYC Minutes of Meeting incorporated by reference
     ------------------------------------------------
     Issuer: Mediscience Technology Corporation Cherry Hill New Jersey. Corporate Milestone satisfaction may be totally or partially satisfied in either of two alternatives by (ME):
                    A. Satisfaction of Paragraph 5 milestones
     (ME), predicated on his meeting contract milestones (paragraph 5 (i), (ii), (iii), (iv), (v) Exhibit A) during the three year period (April 23, 2003 to April 23, 2006) is entitled to purchase from Mediscience Technology Corp.
     (MTC), at the price of one dollar ($1.00) per share up to one million eight hundred thousand (1,800,000) of (MTC) common. "Exhibit A" Said purchases to be seriatim milestone approved by Board of Director action.

                          B. Funding of $ 5M $10M $15M

     The warrant of 1,800,000 shares will be exercisable subject to the
                                                         --------------
     following conditions precedent
     ------------------------------
     a) To the extent of 600,000 shares from and after the later of: (i) the date on which MDSC and /or any wholly owned subsidiary company shall have received at least $5.0 (five) million in equity investments based upon the Business Plan This provision can not under any circumstances or reason be independently waived by Board of Directors action. Chairman/CEO at his sole discretion and authority can introduce a motion for total or partial waiver to the Board of Directors based on the on- going COO performance, financial capability of MDSC and timely satisfaction on budget of each Critical Milestone.
     (b) To the extent of an additional 600,000 shares from and after the later of (ii) the date on which MDSC shall have received a total of at least $ 10
     (ten) million. In equity investments based upon the Business Plan. This provision cannot under any circumstances or reason be independently waived by Board of Directors action. Chairman/CEO at his sole discretion and authority can introduce a motion for total or partial waiver to the Board of Directors based on the on- going COO performance, financial capability of MDSC and timely satisfaction on budget of each Critical Milestone
     c) To the extent of an additional 600,000 shares from and after (iii) the date on which MDSC shall have received at least $ 15 (fifteen) million in equity investments based upon the Business Plan. This provision cannot under any circumstances or reason be independently waived by Board of Directors action. Chairman/CEO at his sole discretion and authority may introduce a motion for total or partial waiver to the Board of Directors based on the on- going COO performance, financial capability of MDSC and timely satisfaction on budget of each Critical Milestone

     All shares will be forwarded to (ME) to 161 North Franklin Turnpike, Suite
     ------------------------------------
     204, and Ramsey, NJ 07446 Attention Michael W. Engelhart (MTC) reserves the
                               ------------------------------
     right to cancel this three (3) year warrant in whole or in part at any time during the three-year period in accordance with Exhibit A terms and conditions. Thus avoiding the issuance of all or the remaining unissued the shares. Notwithstanding the foregoing provisions of this warrant it will be fully exercisable in the event of a "change in control" for value which occurs on or prior to the warrant expiration date and which results from the sale, transfer or disposition of all or substantially all of the assets of (MTC), a merger involving (MTC) in which a majority of the Board of Directors of the surviving entity is not composed of members of the Board of directors as of the day preceding the effective date of the merger, or the leveraged buyout of (MTC) ("a change in control"). See Exhibit A applicable terms.
     1. Exercise, issuance of certificates: Payment for Shares: ---The rights represented by this warrant when properly exercised in whole or in part by (ME) will be effected by tender of this warrant in whole or in part at the principle office of (MTC) 1235 Folkstone Way Cherry Hill
                                                ------------------------------
          NJ 08034, with payment to (MTC) by certified check for the purchase
          -------------------------------------------------------------------
          price for such shares. All shares shall be issued to (ME) per his
          ---------------------
          written instructions as designated record owner as of the close of business when Warrant and payment has been received by (MTC). The selling individual (ME) will be solely responsible for and pay any and all Federal/State taxes. The selling warrant holder (ME) must provide affidavit certification thereof from his selling broker that the selling brokerage firm has paid and forwarded all appropriate tax payments as a condition precedent to any cash or share distribution to the selling warrant/option holder.
     2. Shares to be fully paid; Reservation of Shares: --- (MTC) covenants and agrees:
          a. That during the Warrant exercise period, (MTC) will take all such action as may be necessary to assure that the Common Stock assumable upon the exercise hereof may be so issued without violation of any applicable law.
          b. That during the Warrant exercise period, (MTC) will at all times use its best efforts to have authorized, and reserved for the purpose of issue or transfer upon exercise of (ME) warrant rights, a sufficient number of shares of Common Stock to provide for the rights represented by this Warrant.
     3. Mediscience Technology (MTC) certifies that this three year warrant is issued to Michael W. Engelhart residing at 161 North Franklin Turnpike, Suite 204, Ramsey, NJ 07446 for value received of one hundred dollars $100.00 (see MTC/ ME Exhibit A contract terms). __ss:
          Signature_SS:PK______________________________________ Peter Katevatis
          President/CEO April 23, 2003
     IN WITNESS WHEREOF, (MTC) by authority of its Board of Directors has caused this warrant to be signed by its duly authorized officer as of April 23, 2003

     MEDISCIENCE TECHNOLOGY CORP.
     By, ss: signature April 23, 2003
         Peter Katevatis, Chairman of The Board

                            Press Release Exhibit "D"
                                          -----------

          Mediscience Technology Appoints Michael Engelhart President and Chief Operating Officer effective immediately.
     Cherry Hill, N.J., April 28, 2003, Mediscience Techology Corp.. (OTCBB:
     MDSC), a medical diagnostics device company, is pleased to announce that effective April 26, 2003, Michael Engelhart has been appointed President and Chief Operating Officer Mr. Engelhart, 40, focus will be to evaluate and create alternative strategies in an effort too maximize shareholder value and create the needed funding mechanism. Effective April 26, 2003 Mr. Sidney Braginsky, former President COO and the Registrant agreed to the termination of his July 9, 2001 agreement effective retroactively as of July 9, 2001. He will continue as a Board member providing consulting services to the Board and President COO Michael Engelhart as needed.
     "We are pleased to welcome someone with Michael's operational experience. Mediscience continued progress will require a continued focus on operational excellence as well as successful corporate development activities. Michael brings a fresh perspective and a wealth of experience in ensuring that we make the best use of our capital," said Peter Katevatis, Esq., Chairman and CEO.
     "I appreciate the opportunity presented and confidence of the Mediscience Board of Directors and Peter Katevatis, Chairman and CEO in what could be a very important set of commercial ventures aimed at early cancer detection. We are pleased with the pace of our continued development of the cervical cancer detection device, where we have completed a final prototype. We are encouraged by the early results of our capital raising and business development activities that support and expedite the path to commercialization." Said Michael Engelhart, President and COO of Mediscience.
     About Mediscience Technology---Mediscience Technology Corp. is engaged in the design and development of diagnostic medical devices that detect cancer using light induced native tissue fluorescence spectroscopy to distinguish between malignant normal, dysplastic or benign tissue.
     This press release contains forward-looking statements involving risks and uncertainties that may cause actual results to differ materially from those indicated due to a number of factors. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive, and regulatory and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statement will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements. This disclosure is intended to satisfy: SEC Section 6, 6.01 Regulation FD, disclosure and
     Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.

     Reference 8-K EDGAR filing April 28,2003/ Company's website at www.medisciencetech.com
     -----------------------

     Contact Persons: Pres. COO Michael Engelhart (201) 818 0050 mengelhart@thmgroup.com: Mediscience Technology Corp. Peter Katevatis Esq. Chairman/CEO (856) 428 7952 metpk@aol.com.

                         "Exhibit E" Braginsky Affadavit
                          ----------

          I Sidney Braginsky, herein agree to the total and immediate nullification and termination of my executory agreement with Mediscience Technology Corp. dated July 9, 2001 together with all its terms and conditions, including any claim for accruals in salary and/or expenses effective retroactively as of July 9th 2001

          THIS HOLD HARMLESS AGREEMENT by Mediscience Technology Corp. incorporated herein and made a part hereof:

          Mediscience Technology Corp. (MDSC) shall hold Sidney Braginsky harmless from any and all claims, actions, injuries, proceedings, expenses, damages, statutory or other fines, levy's, taxes (state/federal) of whatsoever nature domestic or foreign and all liabilities including but not limited to, reasonable attorney fees and court costs arising from Mediscience Technology Corp. negligence, willful misconduct, or breach of its obligations enumerated hereunder.

                            SS: PK  ______________________________
                            Peter Katevatis Esq. Chairman/CEO April 26, 2003 Authorized by BOD meeting March 13, 2003 NYC

          Mr. Sidney Braginsky shall continue as a Board member, his compensation to be the same as all other BOD members. Additionally he will provide compensated consulting services to the Board and President COO Michael Engelhart as needed.

          By our signatures below we waive any and all rights and or claims that exist or may exist between us by virtue of or arising out of our executory attempted COO employment agreement dated July 9, 2001.

SS: SB________________                  SS: PK_________________________-
Sidney Braginsky  Date:April 26,2003    Peter Katevatis Esq.  Date April 26,2003
Chairman/CEO                            Mediscience Technology Corp.
President Digilab Inc.                Per: BOD Meeting 3-13-2003 NYC

                                   SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                       MEDISCIENCE TECHNOLOGY CORPORATION





        ____________________ss/Peter Katevatis ________________________
                          Peter Katevatis, Chairman/CEO





                              Dated April 28, 2003